UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Ordinary shares, par value $0.01 per share	MNK	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, the Board of Directors (the “Board”) of Mallinckrodt plc (the “Company”) is engaged in discussions with various stakeholders, including parties holding substantial positions across the Company’s capital structure and representatives of the Opioid Master Disbursement Trust II (the “Trust”). The Board is actively evaluating the Company’s capital needs in light of its obligations under its opioid settlement and its long-term debt, and is considering options, including transactions that have been proposed by holders of various series of the Company’s indebtedness and other Company stakeholders, as well as the viewpoints of various parties in interest.

As the Board continues to evaluate alternatives, the Company determined not to make an approximately $17 million interest payment due on June 20, 2023 (the “Term Loan Interest Payment”) to the holders of the Company’s First Lien Senior Secured Term Loans pursuant to the Credit Agreement (as defined below). The Credit Agreement was originally entered into on June 16, 2022 by and among the Company, Mallinckrodt International Finance S.A., Mallinckrodt CB LLC, the lenders party thereto from time to time, Acquiom Agency Services LLC and Seaport Loan Products LLC, as co-administrative agents, and Deutsche Bank AG New York Branch, as collateral agent (the “Credit Agreement”), and provides for first lien senior secured term loan facilities with an aggregate principal amount of approximately $1,728 million (collectively, the “First Lien Senior Secured Term Loans”).

The failure to make the Term Loan Interest Payment will constitute an event of default under the Credit Agreement if such failure continues unremedied for a period of five business days. As a result of an occurrence of an event of default under the Credit Agreement, during the continuance of such event, the administrative agent under the Credit Agreement, at the request of lenders holding more than 50% of the outstanding amount of all loans under the Credit Agreement, has the right to cause the acceleration of the Term Loans then outstanding in whole or in part. Such failure to make the Term Loan Interest Payment under the guarantee thereof will, if it continues beyond the above-described grace period set forth in the Credit Agreement, constitute an event of default under that certain ABL Credit Agreement, dated as of June 16, 2022 (the “ABL Credit Agreement”), among ST US AR Finance LLC, the lenders party thereto, the L/C Issuers (as defined in the ABL Credit Agreement) party thereto and Barclays Bank PLC, as administrative agent and collateral agent, because the Originators (as defined in the ABL Credit Agreement) and the Servicer (as defined in the ABL Credit Agreement) are guarantors under the Credit Agreement. In addition, the acceleration of the obligations under the Credit Agreement would cause an event of default under certain other indebtedness of Company and its subsidiaries and its opioid settlement obligations that would permit the holders of such indebtedness or the Trust to accelerate the applicable obligations.

The determination not to make the Term Loan Interest Payment reflects that the Company continues to analyze its situation and engage with various stakeholders. There can be no assurance of the outcome of this process, including whether or not the Company may make a filing in the near term or later under the U.S. Bankruptcy Code or analogous foreign bankruptcy or insolvency laws.

Cautionary Statements Related to Forward-Looking Statements

Statements in this Current Report that are not strictly historical, including statements regarding the Board’s ongoing evaluation and consideration of alternatives and related actions and discussions, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: changes in the Company’s business strategy and performance; the Company’s ability to access the capital markets now or in the future; the liquidity, results of operations and businesses of the Company and its subsidiaries; the effects of the Company’s determination not to make certain interest payments due to certain of its creditors; the possibility that the Company and/or certain of its subsidiaries voluntarily initiate proceedings under Chapter 11 of the U.S. Bankruptcy Code or foreign bankruptcy or insolvency laws and the potential effects of the initiation of such proceedings and the resulting bankruptcy or insolvency process on the Company’s liquidity, results of operations and business; governmental investigations and inquiries, regulatory actions and lawsuits; actions taken by third parties, including the Company’s creditors, the Trust and other stakeholders; court actions; the Company’s ability to achieve expected benefits from its prior restructuring activities; the Company’s substantial indebtedness, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; the Company’s ability to generate sufficient cash to service indebtedness; restrictions on the Company’s operations contained in the agreements governing the Company’s indebtedness; the impact of Irish laws; and the risks, uncertainties and factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC and available on the Company’s website at http://www.mallinckrodt.com and http://www.sec.gov.

The forward-looking statements made herein speak only as of the date hereof and the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	June 20, 2023	By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary